THE PRUDENTIAL SERIES FUND

Natural Resources Portfolio

Supplement dated December 17, 2008 to the Prospectus dated May 1, 2008

The text of the supplement dated September 19, 2008 to the Prospectus, as it pertains to Natural Resources Portfolio, is deleted and replaced with the following:

   The third paragraph in the Prospectus under the caption, More Detailed Information About How The Portfolios Invest - Investment Objectives and Policies - Natural Resources Portfolio, is deleted and replaced with the following:

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. In selecting securities for the Portfolio, we use a bottom-up approach based on a company's growth potential. From time to time, we may supplement our fundamental investment process with quantitative analytics designed to evaluate the Portfolio's holdings in order to optimize portfolio construction, and to create an enhanced liquidity profile for the Portfolio while maintaining investment strategy integrity. Generally, we consider selling a security when we believe it no longer displays the conditions for growth, is no longer undervalued, or it fails to meet expectations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in any single natural resource industry.

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